Exhibit 10.3

SIXTH AMENDMENT TO LEASE

28159 Avenue Stanford Properties, LLC

10919 Vanowen Street

North Hollywood, CA 91605

Date: June 3, 2026

Avita Medical Americas, LLC

Attn: Mr. David O’Toole, CFO

28159 Avenue Stanford, Suites 200/220

Valencia, CA 91355

Re: Amendment of Standard Multi-Tenant Office Lease - Gross dated October 3, 2016 ("Office Lease"), between RIF III – Avenue Stanford, LLC, a California limited liability company, predecessor-in-interest to 28159 Avenue Stanford Properties, LLC, a California limited liability company ("Landlord") and Avita Medical Americas, LLC, a Delaware limited liability company ("Tenant"), concerning Suite 220 (“Original Premises”) in the building located at 28159 Avenue Stanford, Valencia, CA 91355 ("Building"); as amended by that certain First Amendment to Lease dated December 14, 2016, between Landlord and Tenant (“First Amendment”); as further amended by that certain Second Amendment to Lease dated December 4, 2017 (“Second Amendment”) between Landlord and Tenant concerning the Original Premises and Suite 220 (“Expansion Premises”) (the Original Premises and Expansion Premises shall be collectively known as the “Premises”); as further amended by that certain Third Amendment to Lease dated November 17, 2020 (“Third Amendment”) between Landlord and Tenant concerning the Premises; as further amended by that certain Fourth Amendment to Lease dated August 25, 2021 (“Fourth Amendment”); and as further amended between Landlord and Tenant Fifty Amendment to Lease dated January 26, 2023 (“Fifth Amendment”) between Landlord and Tenant concerning the Premises. The Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment shall be collectively known as the “Lease”.

Mr. David O’Toole:

As additional consideration for Tenant having entered into the Lease with Landlord and for other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord agrees to and does amend the Lease in the following respects.

1.
Extension of Term. Notwithstanding anything to the contrary contained in the Lease, the Term shall be extended for six (6) months and expire on April 30, 2027. The monthly Base Rent due for the period November 1, 2026 through April

Exhibit 10.3

30, 2027 shall be equal to Thirty-Nine Thousand Six Hundred Twenty-Two and 84/100 Dollars ($39,622.84).

2.
Option to Extend Term Further. Provided that Tenant is not then in Default, Tenant shall have the right to extend the Term to expire on October 31, 2027 by providing written notice (“Extension Notice”) to be received by Landlord on or before July 31, 2027. Provided that Tenant is not then in Default and Tenant timely delivers the Extension Notice, then the Term shall expire on October 31, 2027 and the monthly Base Rent due for the period May 1, 2027 through October 31, 2027 shall be equal to Forty-Thousand Eight Hundred Eleven and 53/100 Dollars ($40,811.53)

3.
Broker. Tenant represents and warrants that is has dealt with no broker, agent or other person in connection with this transaction other than Savills. Tenant agrees to indemnify and hold Landlord harmless from and against any claims made by any other broker, agent or other persons claiming a commission or other form of compensation by virtue of having dealt with tenant with regard to this leasing transaction. Landlord shall pay Savills a market commission equal to two (2%) percent of the gross aggregate rental due for the Extension Term. Payment shall be due on the mutual execution of this Amendment. Savills shall also be entitled to a commission in the event Tenant exercises the Option to Extend Term Further. The commission due shall be equal to two (2%) percent of the aggregate rental due during said extension period and shall be paid to Savills by May 1, 2027.

Except as explicitly set forth in this Sixth Amendment to Lease, all capitalized terms herein shall have the respective meanings as set forth in the Lease and the terms and provisions of the Lease shall be and remain in full force and effect.

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Exhibit 10.3

Very truly yours,

"Landlord":

28159 Avenue Stanford Properties, LLC,
a California limited liability company

By: FREDMORE, LLC,
a California limited liability company

By: The Rosenthal Revocable Trust
dated 6/3/03, its sole member

By:
Name: Fredrick Jay Rosenthal
Title: Trustee

The Foregoing Is Accepted And

Agreed To:

"Tenant":

Avita Medical Americas, LLC,

a Delaware limited liability company

By: ______________________________

Name: David O’Toole, CFO

Date: ____________________________